EXECUTION VERSION

FLEET MORTGAGE
This FLEET MORTGAGE (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Mortgage”), dated the 19th day of March, 2019 is by SCF Barge Line LLC, a limited liability company formed and existing under the laws of Delaware, with offices at 727 North First Street, Suite 600, St. Louis, Missouri 63102 (the “Collateral Vessel Owner”), in favor of JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as security trustee (the “Security Trustee”) and as mortgagee (together with any successor mortgagee, the “Mortgagee”), with offices at 10 S Dearborn St. L2, Chicago, Illinois 60603. When used herein, and unless otherwise defined herein, terms and expressions defined in the Guaranty and Collateral Agreement (as defined below), either directly or by reference to another agreement, shall have the meanings specified in the Guaranty and Collateral Agreement.
WHEREAS, the Collateral Vessel Owner is the sole owner of 100% of the vessels identified and described on Schedule 1 attached hereto (each a “Vessel” and collectively, the “Vessels”) (as amended, supplemented or otherwise modified from time to time), which Vessels have been duly documented under the laws and flag of the United States of America in the name of the Collateral Vessel Owner;
WHEREAS, pursuant to that certain Credit Agreement, dated as of March 19, 2019, a copy of which is attached hereto as Exhibit A (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among SEACOR HOLDINGS INC., a publicly traded corporation duly formed and existing under the laws of the State of Delaware (together with its successors and permitted assigns, the “Borrower”), the banks and other financial institutions or entities from time to time party thereto (the “Lenders”) and JPMorgan, as administrative agent for the Lenders (the “Administrative Agent”) and the Security Trustee, the Lenders have severally agreed to make loans and other extensions of credit, and certain other Secured Parties have agreed to provide services and other financial accommodations, to the Borrower upon the terms and subject to the conditions set forth therein;
WHEREAS, the Borrower is a member of an affiliated group of companies that includes the Collateral Vessel Owner;
WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to the Collateral Vessel Owner in connection with the operation of its business;
WHEREAS, the Borrower and the Collateral Vessel Owner are engaged in related businesses, and the Collateral Vessel Owner will derive substantial direct and indirect benefits from the making of the extensions of credit under the Credit Agreement and the Rate

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Management and Currency Protection Transactions and services in connection with the Specified Cash Management Obligations (each as defined in the Credit Agreement);
WHEREAS, it is a condition precedent to (i) the obligation of the Lenders to make their extensions of credit to the Borrower under the Credit Agreement and (ii) the performance of certain other Secured Parties of their obligations in connection with the Rate Management and Currency Protection Transactions and the Specified Cash Management Obligations that the Collateral Vessel Owner shall have executed and delivered this Mortgage to the Mortgagee for the ratable benefit of the Secured Parties;
WHEREAS, the Collateral Vessel Owner, together with the other grantors party thereto, and the Security Trustee have entered into that certain Guaranty and Collateral Agreement dated as of March 19, 2019, a copy of which is attached hereto as Exhibit B (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Guaranty and Collateral Agreement”); and
WHEREAS, the Collateral Vessel Owner has agreed to execute and deliver this Mortgage to secure, among other things (collectively, the “Obligations hereby secured”), (a) its obligations under the Guaranty and Collateral Agreement, which include, inter alia, (i) a revolving credit facility in the aggregate principal amount of up to Two Hundred Million and No/100 United States Dollars (U.S. $200,000,000.00) (as such amount may decrease in accordance with the terms of the Credit Agreement), (ii) the aggregate liabilities in respect of all Rate Management and Currency Protection Obligations and all Specified Cash Management Obligations owing to one or more Lenders or affiliates of Lenders and (iii) interest and premiums, if any, in respect of any of the foregoing and (b) the performance and observance of and compliance with all the covenants, terms and conditions in the Guaranty and Collateral Agreement, the Credit Agreement, this Mortgage and any other Credit Document contained, expressed or implied, to be performed, observed and complied with by and on the part of the Collateral Vessel Owner;
WHEREAS, the Collateral Vessel Owner has authorized the execution and delivery of this Mortgage under and pursuant to the provisions of 46 U.S.C Chapter 313 and the regulations contained in 46 CFR Part 67 (collectively, the “Ship Mortgage Act”); and
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, and in order to secure the payment and performance of the Obligations hereby secured, the Collateral Vessel Owner hereby covenants and agrees with the Mortgagee for the benefit of the Secured Parties as follows:
ARTICLE I
Obligations and Granting Clause
Section 1.    Security for Obligations.

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This Mortgage is given as security for the Obligations hereby secured.
Section 2.    Granting Clause.
In consideration of the premises and the additional covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and, for the purpose of securing as a priority in favor of the Mortgagee, for the benefit of the Secured Parties, the due and punctual payment and performance of the Obligations hereby secured, the Collateral Vessel Owner has granted, mortgaged, pledged and confirmed and by these presents does grant, mortgage, pledge and confirm, unto the Mortgagee, for the benefit of the Secured Parties, and its successors and assigns, the whole 100% of the Vessels, including, without limitation but only to the extent owned by the Collateral Vessel Owner, all of the boilers, engines, machinery, masts, spars, boats, anchors, cables, chains, fuel, rigging, tackle, capstans, outfit, tools, pumps and pumping equipment, apparel, furniture, fittings, equipment, spare parts, and all other appurtenances (including without limitation drilling masts, rotary tables, substructures, draw work, engines, pumps, blowout prevention equipment, drill pipe and drill bits) thereunto appertaining or belonging, whether now owned or hereafter acquired, whether on board or not and also any and all additions, improvements, renewals and replacements hereafter made in or to any Vessels or any part of any Vessel, including all items and appurtenances aforesaid (such Vessels, together with all of the foregoing, being referred to herein as the “Collateral Vessels” and each individually a “Collateral Vessel”). For the avoidance of doubt, this Mortgage shall not cover property other than “vessels” as the term is used in Subsection (c)(2) of Section 31322 of Title 46 United States Code, as amended.
TO HAVE AND TO HOLD all and singular the above mortgaged and described property unto the Mortgagee and its successors and assigns, to its and to its successors’ and assigns’ own use, benefit and behoof forever.
PROVIDED, and these presents are upon the condition, that this Mortgage and the estate and rights granted hereunder shall automatically cease, determine and be void, otherwise to remain in full force and effect in accordance with Section 6 of Article IV.
The Collateral Vessel Owner for itself and its successors and assigns, hereby covenants, declares and agrees with the Mortgagee and its successors and assigns that the Collateral Vessels are to be held subject to the further covenants, conditions, terms and uses hereinafter set forth.
ARTICLE II.
Representations, Warranties and Covenants of the Collateral Vessel Owner

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The Collateral Vessel Owner represents, warrants, covenants and agrees with the Mortgagee as follows:
Section 1.    The Collateral Vessel Owner is a limited liability company formed and existing under the laws of Delaware. The Collateral Vessel Owner has full power and authority to own and mortgage the Collateral Vessels; has full right and entitlement to register the Collateral Vessels in the Collateral Vessel Owner’s name under the flag of the United States of America and all corporate (or equivalent) action necessary and required by law for the execution and delivery of this Mortgage has been duly and effectively taken. This Mortgage is and will be the legal, valid and binding obligation of the Collateral Vessel Owner enforceable in accordance with its terms, subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and equitable principles.
Section 2.    In the event of any conflict or inconsistency between this Mortgage and the Credit Agreement, the Guaranty and Collateral Agreement or any other Credit Document, the provisions of this Mortgage shall prevail, but only to the extent required by United States law.
The Obligations hereby secured are in United States Dollars and the symbol “$” when used herein shall mean such United States Dollars. Notwithstanding fluctuations in the value or rate of United States Dollars in terms of gold or any other currency, all payments hereunder or otherwise in respect of the Obligations hereby secured shall be payable in terms of United States Dollars when due and in United States Dollars when paid, whether such payment is made before or after the due date.
Section 3.    The Collateral Vessel Owner hereby authorizes the Mortgagee to cause this Mortgage to be duly recorded with the National Vessel Documentation Center, in accordance with the provisions of the Ship Mortgage Act, and will otherwise comply with and satisfy all of the provisions of the Ship Mortgage Act, as amended, in order to establish and maintain this Mortgage as a preferred mortgage lien thereunder upon the Collateral Vessels and upon all renewals, replacements and improvements made in or to the same for the amount of the Obligations hereby secured; provided, however, that the Collateral Vessel Owner may transfer any Collateral Vessels to the extent permitted under the Credit Agreement.
Section 4.    Neither the Collateral Vessel Owner, any charterer, the master of the Collateral Vessels nor any other person has or shall have any right, power or authority to create, incur or permit to be placed or imposed or continued upon any Collateral Vessel any lien whatsoever other than Permitted Liens.
Section 5.    The Collateral Vessel Owner will carry, and shall retain, a properly certified copy of this Mortgage with each Collateral Vessel’s marine papers and will cause such certified copy to be placed on board each Collateral Vessel to the extent there is a suitable place on board the Collateral Vessel to carry such certified copy, and such certified copy shall be exhibited to any and all persons having business therewith which might give rise to any lien on such Collateral Vessel other than Permitted Liens, and to any representative of the Mortgagee;

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and to the extent there is a suitable place on board the Collateral Vessel to do so, the Collateral Vessel Owner will place and keep prominently displayed on each Collateral Vessel a framed printed notice in plain type reading as follows:
“NOTICE OF MORTGAGE”
“This Vessel is covered by a Fleet Mortgage (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Mortgage”) in favor of JPMorgan Chase Bank, N.A., as Security Trustee, under authority of 46 U.S.C. §31301 et seq. Under the terms of said Mortgage, neither the owner, any charterer, the master of this Vessel nor any other person has any right, power or authority to create, incur or permit to be imposed upon this Vessel any other lien whatsoever except Permitted Liens (as defined in the Mortgage), copies of which are available on board for inspection upon the request of any party having business with this Vessel.”
Section 6.    (a) The Collateral Vessel Owner lawfully owns and is lawfully possessed of the Collateral Vessels free and clear of all liens, mortgages, taxes and encumbrances except Permitted Liens and the Collateral Vessel Owner does hereby warrant and will defend the title and possession thereof and to every part thereof for the benefit of the Mortgagee against the claims and demands of all Persons whomsoever (taking into account Permitted Liens).
(a)    The Collateral Vessel Owner may not transfer ownership of any Collateral Vessel, except to the extent permitted by the Credit Agreement.
Section 7.    (a) To the extent provided for in any Credit Document and subject to Article IV, Section 6, this Mortgage shall extend to and constitute a lien upon, and the Collateral Vessel Owner hereby grants the Mortgagee a security interest in, proceeds resulting from or relating to any Disposition in respect of any Collateral Vessel as security for the Obligations hereby secured.
ARTICLE III.
Events of Default and Remedies.
Section 1.    The occurrence and continuation of an “event of default” under the Credit Agreement shall constitute an “Event of Default” under this Mortgage.
Upon the occurrence and during the continuance of any Event of Default, the security constituted by this Mortgage shall become immediately enforceable in accordance with the terms of the Credit Agreement and, without limitation, the enforcement remedies specified can be exercised irrespective of whether or not the Mortgagee has exercised the right of acceleration under the Credit Agreement or any of the other Credit Documents and the Mortgagee shall have the right, for the benefit of the Secured Parties, to:

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(a)    exercise all of the rights and remedies in foreclosure and otherwise given to mortgagees by the provisions of the laws of the United States or of any other jurisdiction where the applicable Collateral Vessel may be found;
(b)    bring suit at law, in equity or in admiralty, as it may be advised, to recover judgment for the Obligations hereby secured;
(c)    take and enter into possession of any Collateral Vessel, at any time, wherever the same may be, without legal process and without being responsible for loss or damage, and the Collateral Vessel Owner or other person in possession forthwith upon demand of the Mortgagee shall surrender to the Mortgagee possession of any Collateral Vessel;

(d)    without being responsible for loss or damage (except to the extent such loss or damage results from the Mortgagee’s gross negligence, willful misconduct, violation of law or willful breach of its obligations hereunder, as determined by a court of competent jurisdiction in a final non-appealable judgment), the Mortgagee may hold, lay up, lease, charter, operate or otherwise use any and all Collateral Vessels for such time and upon such terms as it may deem to be for its best advantage, and demand, collect and retain all day rates, hire, freights, earnings, issues, revenues, income, profits, return premiums, salvage awards or recoveries, recoveries in general average, and all other sums due or to become due in respect of any Collateral Vessel or in respect of any insurance thereon from any person whomsoever, accounting only for the net profits, if any, arising from such use of any Collateral Vessel and charging upon all receipts from the use of any Collateral Vessel or from the sale thereof by court proceedings or, pursuant to subsection (e) below, all costs, expenses, charges, damages or losses by reason of such use, provided that the Mortgagee shall provide the Collateral Vessel Owner with a final accounting; and if at any time the Mortgagee shall avail itself of the right herein given it to take any Collateral Vessel, the Mortgagee shall have the right to dock any such Collateral Vessel, for a reasonable time at any dock, pier or other premises of the Collateral Vessel Owner without charge, or to dock it at any other place at the cost and expense of the Collateral Vessel Owner;

(e)    sell any and all Collateral Vessels, at any place and at such time as the Mortgagee may specify and in such manner as the Mortgagee may deem advisable, free from any claim by the Collateral Vessel Owner in admiralty, in equity, at law or by statute, at public or private sale, by sealed bids or otherwise, by mailing, by air or otherwise, notice of such sale, whether public or private, addressed to the Collateral Vessel Owner at its last known address, fourteen (14) days prior to the date fixed for entering into the contract of sale; the sale may be held at such place and at such time as the Mortgagee by notice may have specified, or may be adjourned by the Mortgagee from time to time by announcement at the time and place appointed for such sale or for such adjourned sale, and without further notice the Mortgagee may make any such sale at the time and place to which the same shall be so adjourned; and any sale may be conducted without bringing such Collateral Vessel to the place designated for such sale and in such manner as the Mortgagee may deem to be for its best advantage, and the Mortgagee may become the purchaser at any sale. The Collateral Vessel Owner agrees that any sale made in accordance with the terms of this paragraph shall be deemed made in a commercially reasonable manner insofar as it is concerned;

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(f)    require that all policies, contracts, certificates of entry and other records relating to the insurance with respect to any Collateral Vessel, including, but not limited to, those described in Section 6.5 of the Credit Agreement (the “Insurances”) (including details of and correspondence concerning outstanding claims) be forthwith delivered to the Mortgagee; and

(g)    collect, recover, compromise and give a good discharge for any and all monies and claims for monies then outstanding or thereafter arising under the Insurances or in respect of the earnings or any requisition compensation and to permit any brokers through whom collection or recovery is effected to charge the usual brokerage therefor.

Section 2.    Any sale of any Collateral Vessel made in pursuance of, and in accordance with, this Mortgage, whether under the power of sale hereby granted or any judicial proceedings, shall operate to divest all right, title and interest of any nature whatsoever of the Collateral Vessel Owner therein and thereto, and shall bar any claim from the Collateral Vessel Owner, its successors and assigns, and all persons claiming by, through or under it. No purchaser shall be bound to inquire whether notice has been given, or whether any default has occurred, or as to the propriety of the sale, or as to the application of the proceeds thereof. In case of any such sale, the Mortgagee, if it is the purchaser, shall be entitled for the purpose of making settlement or payment for the property purchased to use and apply the Obligations hereby secured in order that there may be credited against the amount remaining due and unpaid thereon the sums payable out of the net proceeds of such sale to the Mortgagee after allowing for the costs and expense of sale and other charges; and thereupon such purchaser shall be credited, on account of such purchase price, with the net proceeds that shall have been so credited upon the Obligations hereby secured. At any such sale, the Mortgagee may bid for and purchase such property and upon compliance with the terms of sale may hold, retain and dispose of such property without further accountability therefor.
Section 3.    Until the Termination Date (as defined below), the Mortgagee is hereby irrevocably appointed attorney-in-fact of the Collateral Vessel Owner, upon the happening and during the continuance of any Event of Default, to execute and deliver to any purchaser aforesaid, and is hereby vested with full power and authority to make, in the name and in behalf of the Collateral Vessel Owner, a good conveyance of the title to the Collateral Vessels so sold. In the event of any sale of any Collateral Vessel, under any power herein contained, the Collateral Vessel Owner will, if and when required by the Mortgagee, execute such form of conveyance of such Collateral Vessel as the Mortgagee may direct or approve.
Section 4.    The Mortgagee is hereby appointed attorney-in-fact of the Collateral Vessel Owner upon the happening and during the continuance of any Event of Default, in the name of the Collateral Vessel Owner to demand, collect, receive, compromise and sue for, so far as may be permitted by law, all day rates, freight, hire, earnings, issues, revenues, income and profits of any Collateral Vessel and all amounts due from underwriters under any insurance thereon as payment of losses or as return premiums or otherwise, salvage awards and recoveries,

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recoveries in general average or otherwise, and all other sums due or to become due at the time of the happening and during the continuance of any Event of Default in respect of any Collateral Vessel, or in respect of any insurance thereon, from any person whomsoever, and to make, give and execute in the name of the Collateral Vessel Owner acquittances, receipts, releases or other discharges for the same, whether under seal or otherwise, and to endorse and accept in the name of the Collateral Vessel Owner all checks, notes, drafts, warrants, agreements and other instruments in writing with respect to the foregoing.
Section 5.    Whenever any right to enter and take possession of any Collateral Vessel accrues to the Mortgagee as a result of the occurrence and continuance of an Event of Default, it may require the Collateral Vessel Owner to deliver, and the Collateral Vessel Owner shall on demand, at its own cost and expense, deliver to the Mortgagee such Collateral Vessel to a location designated by the Mortgagee as demanded. If the Mortgagee shall be entitled to take any legal proceedings to enforce any right under this Article III, the Mortgagee shall be entitled as a matter of right to the appointment of a receiver of such Collateral Vessel and of the day rates, freights, hire, earnings, issues, revenues, income and profits due or to become due and arising from the operation thereof.
Section 6.    To the extent that the Collateral Vessel Owner does not so appear, the Collateral Vessel Owner authorizes and empowers the Mortgagee or its appointees or any of them to appear in the name of the Collateral Vessel Owner, its successors and assigns, in any court of any country or nation of the world where any Collateral Vessel is libeled, attached, detained, seized or levied upon or taken into custody under process or under color of any authority because of or on account of any alleged lien (except for Permitted Liens) against such Collateral Vessel from which such Collateral Vessel has not been released within fifteen (15) days of such libel, attachment, detention, seizure, levy or taking into custody, and to take such proceedings as to them or any of them may seem proper towards the defense of such suit and the purchase or discharge of such Lien, and all expenditures made or incurred by them or any of them for the purpose of such defense or purchase or discharge shall be a debt due from the Collateral Vessel Owner, its successors and assigns, to the Mortgagee, and shall be secured by the lien of this Mortgage in like manner and extent as if the amount and description thereof were written herein.
Section 7.    In the event the Mortgagee shall be entitled to exercise any of its remedies under this Article III, the Mortgagee shall have the right to commence proceedings in the courts of any country having competent jurisdiction and, in particular, the Mortgagee shall have the right to arrest and take against any Collateral Vessel and any appurtenant property thereto at whatever place any Collateral Vessel shall be found lying. For purposes of the foregoing, any writ, notice, judgment or other legal process or documents may (without prejudice to any other method of service under applicable law) be served upon the master of any Collateral Vessel (or upon anyone acting as the master) and such service shall be deemed good service on the Collateral Vessel Owner for all purposes.
Section 8.    Each and every power and remedy herein given to the Mortgagee shall be cumulative and shall be in addition to every other power and remedy herein given or now or

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hereafter existing at law, in equity, in admiralty or by statute, and each and every power and remedy whether herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Mortgagee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy. The Mortgagee shall not be required or bound to enforce any of its rights under any of the other Credit Documents prior to enforcing its rights under this Mortgage. No delay or omission by the Mortgagee in the exercise of any right or power or in the pursuance of any remedy accruing upon any default as above defined shall impair any such right, power or remedy or be construed to be a waiver of any such Event of Default or to be an acquiescence therein; nor shall the acceptance by the Mortgagee of any security or of any payment of or on account of the Obligations hereby secured maturing after any Event of Default or of any payment on account of any past default be construed to be a waiver of any right to exercise its remedies due to any future Event of Default or of any past Event of Default not completely cured thereby. No consent, waiver or approval of the Mortgagee shall be deemed to be effective unless in writing and duly signed by authorized signatories of the Mortgagee; any waiver by the Mortgagee of any of the terms of this Mortgage or any consent given under this Mortgage shall only be effective for the purpose and on the terms which it is given and shall be without prejudice to the right to give or withhold consent in relation to future matters (which are either the same or different).
Section 9.    If at any time after an Event of Default and prior to the actual sale of any Collateral Vessel by the Mortgagee or prior to any enforcement or foreclosure proceedings the Collateral Vessel Owner offers completely to cure all Events of Default and to pay all expenses, advances and damages to the Mortgagee consequent on such Events of Default, with interest with respect to the Collateral Vessel Owner’s obligations as provided herein or in the Credit Agreement as set forth therein, then the Mortgagee may accept such offer and payment and restore the Collateral Vessel Owner to its former position, but such action, if taken, shall not affect any subsequent Event of Default or impair any rights consequent thereon.
Section 10.    In case the Mortgagee shall have proceeded to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Mortgagee, then and in every such case the Collateral Vessel Owner and the Mortgagee shall be restored to their former positions and rights hereunder with respect to the property subject or intended to be subject to this Mortgage, and all rights, remedies and powers of the Mortgagee shall continue as if no such proceedings had been taken.
Section 11.    (a) The proceeds of any sale or other disposition of any Collateral Vessel and the net earnings of any charter operation or other use of any Collateral Vessel and any and all other moneys received by the Mortgagee pursuant to or under the terms of this Mortgage or in any proceedings hereunder, the application of which has not elsewhere herein been specifically provided for, shall be applied in the manner provided in Section 8.7 of the Credit Agreement.
(a)    To the extent the proceeds of the sale of any Collateral Vessel are not sufficient to pay the aggregate amount of the Obligations hereby secured, any Person liable for the

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Obligations hereby secured (including without limitation, the Collateral Vessel Owner and the Guarantors to the extent such Persons are liable) shall remain jointly and severally liable for such deficiency. Without limiting the generality of the foregoing, the rights and remedies of the Mortgagee under this Mortgage and the other agreements, documents and instruments securing or guarantying any of the Obligations hereby secured shall be cumulative, and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any right or remedy.
Section 12.    Until one or more Events of Default shall have happened and be continuing, the Collateral Vessel Owner, subject to the terms and conditions of the Credit Agreement, shall be (a) suffered and permitted to retain actual possession and use of all Collateral Vessels and (b) shall have the right, from time to time in its discretion, and without application to the Mortgagee, and without obtaining a release thereof by the Mortgagee, to dispose of, free from the lien hereof, any boilers, engines, machinery, masts, spars, boats, anchors, cables, chains, rigging, tackle, capstans, outfit, tools, pumps, pumping equipment, apparel, furniture, fittings, equipment , spare parts or any other appurtenances of any Collateral Vessel that are no longer useful, necessary, profitable or advantageous in the operation of such Collateral Vessel, first or simultaneously replacing the same by new boilers, engines, machinery, masts, spars, boats, anchors, cables, chains, rigging, tackle, capstans, outfit, tools, pumps, pumping equipment, apparel, furniture, fittings, equipment, spare parts or any appurtenances of comparable suitability to the Collateral Vessel Owner, which shall forthwith become subject to the lien of this Mortgage.
Notwithstanding the foregoing, in no event shall the Mortgagee exercise any of its remedies under this Article III or any other provision of this Mortgage in a manner which would impair, in any way, the current United States Coast Guard endorsement of any Collateral Vessel.
ARTICLE IV.
Sundry Provisions
Section 1.    All of the covenants, promises, stipulations and agreements of the Collateral Vessel Owner contained in this Mortgage shall bind the Collateral Vessel Owner and its successors and assigns and shall inure to the benefit of the Mortgagee and its successors and assigns. In the event of any assignment or transfer of this Mortgage by the Mortgagee, the term “Mortgagee”, as used in this Mortgage, shall be deemed to mean any such assignee or transferee.
Section 2.    Wherever and whenever herein any right, power or authority is granted or given to the Mortgagee, such right, power or authority may be exercised in all cases by the Mortgagee or such agent or agents as it may appoint, and the act or acts of such agent or agents when taken shall constitute the act of the Mortgagee hereunder.
Section 3.    [Reserved].
Section 4.    Any notice or other communication to be given pursuant hereto shall be in the manner provided in Section 8.2 of the Guaranty and Collateral Agreement and addressed as provided therein.

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Section 5.    Except as provided in Section 6 of this Article IV, no amendment or waiver of or consent to any departure from any provision of this Mortgage shall be effective unless it is in writing and signed by the Security Trustee and the Collateral Vessel Owner. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given and to the extent specified in such writing. In addition, all such amendments and waivers shall be effective only if given with the necessary approvals under Section 11.11 of the Credit Agreement, including, without limitation, the approvals of the requisite percentage of Lenders under the Credit Agreement, if applicable.
Section 6.    (a) Upon the occurrence of the Termination Date (as defined below), this Mortgage and the security interest created hereby shall automatically terminate, be released and discharged in full (provided that all contingent indemnification obligations set forth in Section 8.4 of the Guaranty and Collateral Agreement shall survive any such termination), and the Mortgagee, at the request and expense of the Collateral Vessel Owner, will execute and deliver to the Collateral Vessel Owner a proper instrument or instruments acknowledging the satisfaction and termination of this Mortgage, and will duly release (without recourse and without any representation or warranty) the Collateral Vessels, together with any monies at the time held by the Mortgagee or any of its sub-agents hereunder. As used in this Mortgage, “Termination Date” shall mean the date on which Security Termination (as defined in the Credit Agreement) shall have occurred.
(a)    In the event that (i) any Collateral Vessel is Disposed of as part of, or in connection with, any transaction permitted under the Credit Agreement, or if such asset becomes an Excluded Asset or (ii) the Borrower requests the release of such Collateral Vessel from the lien granted hereby and such release is permitted by the terms of the Credit Agreement, then the lien granted hereby upon such Collateral Vessel shall automatically be released, terminated and discharged.
(b)    In addition, the Security Trustee shall, without the need for any further action by any Person, subordinate or release any Lien on any Collateral Vessel as provided in Section 11.20(b) of the Credit Agreement.
(c)    The Mortgagee shall have no liability whatsoever to any other Secured Party as the result of any release of, or subordination of any lien on, any Collateral Vessel in accordance with this Section 6 of Article IV. In the case of any release or subordination described in this Section, the Security Trustee shall, at the Collateral Vessel Owner’s expense, promptly execute and deliver to the Collateral Vessel Owner such documents as the Collateral Vessel Owner or the Borrower may reasonably request to evidence such release or subordination and take such additional actions as may from time to time be reasonably requested by the Collateral Vessel Owner or the Borrower to effect the foregoing.
Section 7.    The Recitals Clauses and the Granting Clause of this Mortgage are incorporated in and are made a part of this Mortgage.
Section 8.    For the purpose of recording this Fleet Mortgage, the total principal amount of direct and contingent obligations that is or may become secured by this Mortgage is

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Two Hundred Million and No/00 United States Dollars (USD $200,000,000.00), excluding interest, expenses and fees. The discharge amount is the same as the total amount.
Section 9.    THIS FLEET MORTGAGE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE FEDERAL MARITIME LAWS OF THE UNITED STATES OF AMERICA AND, ONLY TO THE EXTENT NOT ADDRESSED THEREBY, BY THE LAWS OF THE STATE OF NEW YORK.
Section 10.    Further Assurances. To the extent provided by Section 6.12(a) of the Credit Agreement, the Collateral Vessel Owner shall execute and do all such assurances, acts and things as the Mortgagee, or any receiver in its reasonable discretion may require for:
(a)    perfecting or protecting the security created (or intended to be created) by this Mortgage; or
(b)    preserving or protecting any of the rights of the Mortgagee under this Mortgage; or
(c)    ensuring that the security constituted by this Mortgage and the covenants and obligations of the Collateral Vessel Owner under this Mortgage shall enure to the benefit of assignees of the Mortgagee (or any of them); or
(d)    facilitating the appropriation or realization of the Collateral Vessel or any part thereof and enforcing the security constituted by this Mortgage on or at any time after the same shall have become enforceable; or
(e)    the exercise of any power, authority or discretion vested in the Mortgagee under this Mortgage, in any such case, forthwith upon demand by the Mortgagee and at the expense of the Collateral Vessel Owner.
Section 11.    (a) If any provision of this Mortgage should be deemed invalid or shall be deemed to affect adversely the preferred status of this Mortgage under any applicable law, such provision shall cease to be a part of this Mortgage without affecting the remaining provisions, which shall remain in full force and effect, and the Collateral Vessel Owner agrees that it will promptly execute and deliver such other and further agreements, documents and instruments and do such things as the Mortgagee in its reasonable discretion may deem to be necessary to carry out the true intent of this Mortgage.
(a)    Anything herein to the contrary notwithstanding, it is intended that nothing herein shall waive the preferred status or lien priority of this Mortgage and that, if any provision or portion thereof herein shall be construed to waive the preferred status or lien priority of this Mortgage, then such provision to such extent shall be void and of no effect.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

{N3767794.5}    12

IN WITNESS WHEREOF, the Collateral Vessel Owner has caused this Fleet Mortgage to be duly executed the day and year first above written.
SCF BARGE LINE LLC

By: /s/ TIMOTHY C. POWER
Name: Timothy C. Power
Title:     President

{N3767794.5}    [Signature Page to Fleet Mortgage]

ACKNOWLEDGEMENT
STATE OF MISSOURI        §
COUNTY OF SAINT LOUIS     §
On this 18th day of March, 2019, before me personally appeared Timothy C. Power on behalf of SCF BARGE LINE LLC, and who has executed the foregoing instrument on behalf of said company and declared to me that such person signed his/her name thereto by authority of the Board of Directors (or equivalent governing body) of said company and as the free act and deed of such company, and that his/her signature on said instrument is authentic.
Notary Public /s/ MATTHEW J. PUTNAM

{N3767794.5}    [Signature Page to Fleet Mortgage]

Schedule 1 TO
FLEET MORTGAGE

Vessel Name	Official Number	Vessel Name	Official Number
SCF1027b	1226950	SCF2034b	1101683
SCF1028b	1226951	SCF2031b	1101684
SCF1029b	1226952	SCF2032b	1101685
SCF1030b	1226953	SCF2033b	1101686
SCF1031b	1226977	SCF2035b	1102202
SCF1032b	1226954	SCF2036b	1102203
SCF1033b	1226976	SCF2037b	1102204
SCF1034b	1226955	SCF2038b	1102205
SCF1035b	1226975	SCF2039b	1102206
SCF2022	1101018	SCF2040b	1102207
SCF2023	1101019	SCF2041b	1102208
SCF2020	1101042	SCF2042b	1102354
SCF2021	1101043	SCF2043b	1102355
SCF2027	1101308	SCF2044b	1102520
SCF2026	1101309	MMA2201	1127907
SCF2025	1101310	MMA2202	1127909
SCF2024	1101311	MMA2203	1127912
SCF2028	1101632	MMA2204	1127913
SCF2029	1101633	MMA2205	1127914
SCF2030	1101634	MMA2206	1127915
Vessel Name	Official Number	Vessel Name	Official Number
MMA2207	1127917	MMA2227b	1131862
MMA2208	1127918	MMA2228b	1131863
MMA2209	1127919	MMA2229b	1131864
MMA2210	1127920	MMA2230b	1131867
MMA2211b	1131043	SCF22118	1136581
MMA2212b	1131044	SCF23120	1146528
MMA2213b	1131045	SCF23124	1147051
MMA2214b	1131046	SCF23125	1147052
MMA2215b	1131047	SCF23138	1148252
MMA2216b	1131048	SCF23147	1149152
MMA2217b	1131049	MMA2312b	1149473
MMA2218b	1131050	MMA2329b	1149480
MMA2219b	1131051	MMA2314b	1149482
MMA2220b	1131052	MMA2315b	1149483
MMA2221b	1131848	MMA2316b	1149484
MMA2222b	1131853	MMA2317b	1149485
MMA2223b	1131855	MMA2318b	1149486
MMA2224b	1131857	MMA2320b	1149488
MMA2225b	1131858	MMA2313b	1149491
MMA2226b	1131859	MMA2311b	1149492

{N3767794.5}

Vessel Name	Official Number	Vessel Name	Official Number
SCF24000	1152520	SCF24105b	1152678
SCF24001	1152521	SCF24103b	1152679
SCF24002	1152522	SCF24101b	1152681
SCF24003	1152523	SCF24009	1152682
SCF24004	1152526	SCF24013	1153397
SCF24005	1152663	SCF24014	1153398
SCF24006	1152664	SCF24110b	1153399
SCF24007	1152666	SCF24111b	1153400
SCF24008	1152667	SCF24113b	1153401
SCF24083	1153754	SCF24115b	1153403
SCF24100b	1152668	SCF24117b	1153404
SCF24102b	1152669	SCF24119b	1153405
SCF24104b	1152670	SCF24121b	1153406
SCF24106b	1152671	SCF24125b	1153408
SCF24108b	1152672	SCF24124b	1153409
SCF24012	1152673	SCF24123b	1153410
SCF24011	1152674	SCF24122b	1153411
SCF24010	1152675	SCF24120b	1153412
SCF24109b	1152676	SCF24118b	1153413
SCF24107b	1152677	SCF24116b	1153414

{N3767794.5}

Vessel Name	Official Number	Vessel Name	Official Number
SCF24114b	1153416	SCF24084	1153753
SCF24112b	1153417	SCF24080	1153757
SCF24015	1153721	SCF24026	1153759
SCF24016	1153723	SCF24024	1153760
SCF24018	1153724	SCF24022	1153761
SCF24017	1153726	SCF24020	1153762
SCF24019	1153727	SCF24035	1155036
SCF24021	1153728	SCF24037	1155037
SCF24023	1153730	SCF24039	1155039
SCF24025	1153731	SCF24155b	1155041
SCF24027	1153737	SCF24156b	1155042
SCF24078	1153738	SCF24157b	1155043
SCF24034	1153740	SCF24158b	1155045
SCF24033	1153741	SCF24159b	1155046
SCF24032	1153742	SCF24160b	1155047
SCF24031	1153743	SCF24161b	1155048
SCF24030	1153744	SCF24162b	1155049
SCF24029	1153745	SCF24163b	1155050
SCF24028	1153746	SCF24164b	1155051
SCF24086	1153751	SCF24146b	1155052

{N3767794.5}

Vessel Name	Official Number	Vessel Name	Official Number
SCF24147b	1155053	SCF24143b	1155080
SCF24148b	1155054	SCF24139b	1155082
SCF24149b	1155055	SCF24137b	1155083
SCF24150b	1155056	SCF24135b	1155084
SCF24151b	1155057	SCF24133b	1155085
SCF24152b	1155058	SCF24131b	1155086
SCF24153b	1155059	SCF24129b	1155087
SCF24154b	1155060	SCF24128b	1155088
SCF24145b	1155061	SCF24127b	1155089
SCF24040	1155062	SCF24126b	1155090
SCF24038	1155063	SCF24144b	1156495
SCF24036	1155064	SCF24165b	1156496
SCF24130b	1155071	SCF24166b	1156497
SCF24132b	1155072	SCF24167b	1156498
SCF24134b	1155073	SCF24169b	1156499
SCF24136b	1155074	SCF24171b	1156501
SCF24138b	1155076	SCF24173b	1156502
SCF24140b	1155077	SCF24175b	1156503
SCF24141b	1155078	SCF24177b	1156504
SCF24142b	1155079	SCF24181b	1156505

{N3767794.5}

Vessel Name	Official Number	Vessel Name	Official Number
SCF24180b	1156506	SCF24068	1158152
SCF24179b	1156507	SCF24069	1158153
SCF24178b	1156508	SCF24070	1158154
SCF24176b	1156509	SCF24071	1158155
SCF24174b	1156510	SCF24072	1158156
SCF24172b	1156511	SCF24073	1158157
SCF24170b	1156513	SCF24074	1158158
SCF24168b	1156514	SCF24075	1158159
SCF24045	1157834	SCF24076	1158160
SCF24044	1157835	SCF24327b	1158161
SCF24048	1157837	SCF24328b	1158162
SCF24050	1157838	SCF24329b	1158163
SCF24056	1157852	SCF24330b	1158164
SCF24055	1157854	SCF24331b	1158165
SCF24054	1157855	SCF24332b	1158166
SCF24053	1157856	SCF24333b	1158167
SCF24052	1157857	SCF24335b	1158169
SCF24051	1157863	SCF24336b	1158170
SCF24047	1157865	SCF24184b	1158638
SCF24067	1158151	SCF24183b	1158639

{N3767794.5}

Vessel Name	Official Number	Vessel Name	Official Number
SCF24182b	1158640	SCF24318b	1159018
SCF24057	1158996	SCF24317b	1159019
SCF24058	1158997	SCF24316b	1159020
SCF24060	1158998	SCF24315b	1159021
SCF24059	1158999	SCF24314b	1159022
SCF24061	1159000	SCF24313b	1159023
SCF24063	1159001	SCF24312b	1159024
SCF24065	1159002	SCF24301b	1159025
SCF24300b	1159003	SCF24066	1159026
SCF24302b	1159004	SCF24064	1159027
SCF24311b	1159005	SCF24062	1159028
SCF24310b	1159006	SCF24320b	1161592
SCF24309b	1159007	SCF24321b	1161593
SCF24308b	1159008	SCF24322b	1161594
SCF24307b	1159009	SCF24323b	1161595
SCF24306b	1159010	SCF24325b	1161596
SCF24305b	1159011	SCF24326b	1161603
SCF24304b	1159012	SCF24324b	1161604
SCF24303b	1159013	SCF24205	1162321
SCF24319b	1159014	SCF24203	1162322

{N3767794.5}

Vessel Name	Official Number	Vessel Name	Official Number
SCF24201	1162323	SCF2501	1163931
SCF24208	1163598	SCF2574b	1169702
SCF24209	1163601	SCF2505	1169707
SCF24211	1163602	SCF2506	1169708
SCF24213	1163603	SCF2516	1169713
SCF24215	1163605	SCF2513	1169716
SCF24217	1163606	SCF26100b	1182413
SCF24219	1163607	SCF26101b	1182417
SCF24214	1163618	SCF26102b	1182418
SCF24218	1163619	SCF26103b	1182420
SCF24216	1163620	SCF26104b	1182427
SCF24220	1163624	SCF26000	1182437
SCF2500	1163894	SCF26001	1182438
SCF2571b	1163897	SCF26003	1182440
SCF2570b	1163899	SCF26005	1182441
SCF2569b	1163901	SCF26006	1182452
SCF2561b	1163914	SCF26004	1182453
SCF2559b	1163917	SCF26110b	1186891
SCF2553b	1163925	SCF26111b	1186893
SCF2502	1163928	SCF26112b	1186895

{N3767794.5}

Vessel Name	Official Number	Vessel Name	Official Number
SCF26113b	1186896	SCF26032	1193456
SCF26114b	1186902	SCF26033	1193457
SCF26015	1186904	SCF26034	1193467
SCF26016	1186906	SCF27000	1194831
SCF26017	1186908	SCF27001	1194832
SCF26018	1186911	SCF27002	1194833
SCF26020	1186912	SCF27003	1194834
SCF26022	1186920	SCF27005	1194836
SCF26019	1186921	SCF27004	1194845
SCF26021	1187015	SCF27012	1194848
SCF26120b	1193435	SCF27013	1194849
SCF26121b	1193436	SCF27014	1194850
SCF26122b	1193437	SCF27015	1194852
SCF26123b	1193438	SCF27017	1194854
SCF26125b	1193439	SCF27016	1194863
SCF26127b	1193440	SCF26135b	1195784
SCF26126b	1193450	SCF26172b	1195787
SCF26124b	1193451	SCF26173b	1195788
SCF26030	1193453	SCF26174b	1195789
SCF26031	1193455	SCF26175b	1195790

{N3767794.5}

Vessel Name	Official Number	Vessel Name	Official Number
SCF26176b	1195791	SCF27100b	1206646
SCF26177b	1195792	SCF27101b	1206647
SCF26140b	1195818	SCF27102b	1206648
SCF26141b	1195819	SCF27103b	1206649
SCF26142b	1195820	SCF27104b	1206650
SCF26143b	1195821	SCF27105b	1206651
SCF26144b	1195822	SCF27106b	1206652
SCF26145b	1195823	SCF27107b	1206653
SCF26146b	1195824	SCF27108b	1206654
SCF26147b	1195825	SCF27109b	1206655
SCF26148b	1195826	SCF27110b	1206656
SCF26149b	1195827	SCF27111b	1206657
SCF26136b	1195828	SCF27112b	1206658
SCF26137b	1195829	SCF28100b	1209620
SCF26138b	1195830	SCF28101b	1209621
SCF26139b	1195831	SCF28102b	1209622
SCF26150b	1195832	SCF28103b	1209623
SCF26151b	1195833	SCF28104b	1209625
SCF26152b	1195834	SCF28105b	1209641
SCF26153b	1195835	SCF28106b	1210119

{N3767794.5}

Vessel Name	Official Number	Vessel Name	Official Number
SCF28107b	1210120	SCF1015b	1224961
SCF28108b	1210121	SCF1016b	1224962
SCF28000	1210122	SCF1017b	1224963
SCF28001	1210123	SCF1018b	1224964
SCF28002	1210124	SCF1019b	1224965
SCF28003	1210394	SCF1020b	1224966
SCF1001b	1224947	SCF1021b	1224967
SCF1002b	1224948	SCF1022b	1224968
SCF1003b	1224949	SCF1023b	1224969
SCF1004b	1224950	SCF1024b	1224970
SCF1005b	1224951	SCF1025b	1224971
SCF1006b	1224952	SCF1026b	1224972
SCF1007b	1224953	SCF11102b	1231357
SCF1008b	1224954	SCF14101b	1251209
SCF1009b	1224955	SCF14102b	1251211
SCF1010b	1224956	SCF14103b	1251212
SCF1011b	1224957	SCF14104b	1251213
SCF1012b	1224958	SCF14105b	1251214
SCF1013b	1224959	SCF14127b	1251215
SCF1014b	1224960	SCF14106b	1251216

{N3767794.5}

Vessel Name	Official Number	Vessel Name	Official Number
SCF14107b	1251217	SCF14125b	1251237
SCF14108b	1251218	SCF14126b	1251238
SCF14109b	1251219	SCF14128b	1251239
SCF14110b	1251220	SCF14131b	1251911
SCF14111b	1251221	SCF14132b	1251912
SCF14112b	1251222	SCF14133b	1251913
SCF14113b	1251223	SCF14134b	1251914
SCF14114b	1251224	SCF14135b	1251915
SCF14115b	1251225	SCF14136b	1251916
SCF14116b	1251226	SCF14137b	1251917
SCF14117b	1251227	SCF14138b	1251918
SCF14129b	1251228	SCF14139b	1251919
SCF14118b	1251229	SCF14140b	1251920
SCF14119b	1251230	SCF14141b	1251921
SCF14120b	1251231	SCF14142b	1251922
SCF14121b	1251232	SCF14143b	1251923
SCF14122b	1251233	SCF14144b	1251924
SCF14123b	1251234	SCF14145b	1251925
SCF14130b	1251235	SCF14146b	1251926
SCF14124b	1251236	SCF14152b	1251927

{N3767794.5}

Vessel Name	Official Number	Vessel Name	Official Number
SCF14153b	1251928	SCF11108b	1231363
SCF14154b	1251929	SCF11109b	1231364
SCF14155b	1251930	SCF11110b	1231365
SCF11001	1231121	SCF11111b	1231366
SCF11002	1231122	SCF11112b	1231367
SCF11003	1231123	SCF11113b	1231368
SCF11004	1231086	SCF11114b	1231369
SCF11005	1231087	SCF11115b	1231370
SCF11006	1231088	SCF11116b	1231371
SCF11007	1231089	SCF11117b	1231372
SCF11008	1231090	SCF11118b	1231373
SCF11009	1231091	SCF11119b	1231374
SCF11010	1231092	SCF11120b	1231375
SCF11011	1231093	SCF11121b	1231376
SCF11101b	1231356	SCF11122b	1231377
SCF11103b	1231358	SCF11123b	1231378
SCF11104b	1231359	SCF11124b	1231379
SCF11105b	1231360	SCF11125b	1231380
SCF11106b	1231361	SCF11126b	1231381
SCF11107b	1231362	SCF11127b	1231382

{N3767794.5}

Vessel Name	Official Number	Vessel Name	Official Number
SCF11128b	1231383	SCF14004	1253023
SCF11129b	1231384	SCF14005	1253024
SCF11130b	1231385	SCF14006	1253025
SCF11131b	1231386	SCF14007	1253026
SCF11132b	1231387	SCF14008	1253027
SCF11133b	1231388	SCF14009	1253028
SCF11134b	1231389	SCF14010	1253029
SCF11135b	1231390	SCF14011	1253030
SCF11136b	1231391	SCF14012	1253031
SCF11137b	1231392	SCF14013	1253032
SCF11138b	1231393	SCF14014	1253033
SCF11139b	1231394	SCF16000	1272983
SCF11140b	1231395	SCF16001	1272984
SCF11141b	1231482	SCF16002	1272985
SCF11142b	1231483	SCF16003	1272986
SCF11143b	1231484	SCF16004	1272987
SCF14000	1253019	SCF16005	1272988
SCF14001	1253020	SCF16006	1272989
SCF14002	1253021	SCF16007	1272990
SCF14003	1253022	SCF16008	1272991

{N3767794.5}

Vessel Name	Official Number	Vessel Name	Official Number
SCF16009	1272992	SCF16113b	1272966
SCF16010	1273875	SCF16114b	1272967
SCF16011	1273876	SCF16115b	1272968
SCF16012	1273877	SCF16116b	1272969
SCF16013	1273878	SCF16117b	1272970
SCF16014	1273879	SCF16118b	1272971
SCF16018	1273992	SCF16119b	1272972
SCF16100b	1272953	SCF16120b	1272973
SCF16101b	1272954	SCF16121b	1272974
SCF16102b	1272955	SCF16122b	1272975
SCF16103b	1272956	SCF16123b	1272976
SCF16104b	1272957	SCF16124b	1272977
SCF16105b	1272958	SCF16125b	1272978
SCF16106b	1272959	SCF16126b	1272979
SCF16107b	1272960	SCF16127b	1272980
SCF16108b	1272961	SCF16128b	1272981
SCF16109b	1272962	SCF16129b	1272982
SCF16110b	1272963	SCF24082	1153755
SCF16111b	1272964	SCF24085	1153752
SCF16112b	1272965	SCF24090	1153747
SCF24093	1155067	SCF24200	1158144

{N3767794.5}

EXHIBIT A TO
FLEET MORTGAGE
Credit Agreement
[See attached.]

{N3767794.5}
1

EXHIBIT B TO
FLEET MORTGAGE
Guaranty and Collateral Agreement
[See attached.]

{N3767794.5}